SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 20, 2002


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


625 Willowbrook Centre Parkway, Willowbrook, Illinois     60527
-------------------------------------------------------  ---------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------











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Item 5. - Other Events
          ------------

Viskase Companies, Inc. announced that it is extending the expiration date of its exchange offer relating to its 10 1/4% Senior Notes until 5:00 p.m. on October 18, 2002.

A copy of the press release is attached hereto as Exhibit 99.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-99     Press release dated September 20, 2002

EX-99.1   Certification of principal executive officer

EX-99.2   Certification of principal financial officer

                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


September 23, 2002


Exhibit No.     Description of Exhibits                                  Page
-----------     --------------------------------------                   ----

EX-99           Press release dated September 20, 2002                     3

EX-99.1         Certification of principal executive officer               4

EX-99.2         Certification of principal financial officer               5


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